Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The components of income before income taxes are as follows:

	For the Years Ended December 31,
	2016	2015	2014
	(In thousands)
Domestic	$202,905	$203,217	$132,081
Foreign	(7,425)	8,131	10,596
Income before income taxes	$195,480	$211,348	$142,677

The components of the provision for income taxes are as follows:

	For the Years Ended December 31,
	2016	2015	2014
	(In thousands)
Current benefit (provision):
Federal	$(223)	$(95)	$(989)
State	(62)	(27)	(151)
Foreign	(2,573)	(4,231)	(5,463)
Total current provision	(2,858)	(4,353)	(6,603)
Deferred benefit (provision):
Federal	(67,035)	(70,052)	(38,575)
State	(8,693)	1,209	4,238
Foreign	4,827	832	845
Total deferred provision	(70,901)	(68,011)	(33,492)
Total income tax provision, net	$(73,759)	$(72,364)	$(40,095)

The actual tax provisions for the years ended December 31, 2016, 2015 and 2014 reconcile to the amounts computed by applying the statutory federal tax rate to income before income taxes as shown below:

	For the Years Ended December 31,
	2016	2015	2014
Statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal effect	4.5%	(0.7)%	(2.9)%
Permanent differences	0.6%	0.8%	0.6%
Tax credits	(1.5)%	(2.7)%	(5.5)%
Valuation allowance	(1.1)%	2.0%	0.7%
Other	0.2%	(0.2)%	0.2%
Total effective tax rate	37.7%	34.2%	28.1%

The components of our deferred tax assets and liabilities are as follows:

	As of December 31,
	2016	2015
	(In thousands)
Deferred tax assets:
Net operating losses, credit and other carryforwards	$153,807	$314,202
Unrealized losses on investments, net	11,874	12,509
Accrued expenses	31,036	29,487
Stock-based compensation	1,606	1,032
Other assets	7,445	5,118
Total deferred tax assets	205,768	362,348
Valuation allowance	(26,447)	(27,874)
Deferred tax assets after valuation allowance	179,321	334,474
Deferred tax liabilities:
Depreciation and amortization	(697,314)	(781,370)
Other liabilities	(1,319)	(1,638)
Total deferred tax liabilities	(698,633)	(783,008)
Total net deferred tax liabilities	$(519,312)	$(448,534)

Noncurrent portion of net deferred tax liabilities	$(519,312)	$(448,534)
Total net deferred tax liabilities	$(519,312)	$(448,534)

Deferred tax assets and liabilities reflect the effects of tax losses, credits, and the future income tax effects of temporary differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases and are measured using enacted tax rates that apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

We evaluate our deferred tax assets for realization and record a valuation allowance when we determine that it is more likely than not that the amounts will not be realized.  Overall, our net deferred tax assets were offset by a valuation allowance of $26.4 million and $27.9 million as of December 31, 2016 and 2015, respectively.  The change in the valuation allowance primarily relates to an increase in realized and unrealized gains that are capital in nature, partially offset by a decrease in the net operating loss carryforwards of certain foreign subsidiaries.

Tax benefits of net operating loss and tax credit carryforwards are evaluated on an ongoing basis, including a review of historical and projected future operating results, the eligible carryforward period, and other circumstances.  As of December 31, 2016, we had net operating loss carryforwards of $327.6 million, including $68.4 million of foreign net operating loss carryforwards.  A substantial portion of these net operating loss carryforwards will begin to expire in 2029.  As of December 31, 2016, we have tax credit carryforwards of $32.8 million and $2.3 million for federal and state income tax purposes, respectively.  If not utilized, the federal tax credit carryforwards will begin to expire in 2026 and the state tax credit carryforwards will begin to expire in 2018.

As of December 31, 2016, we had undistributed earnings attributable to foreign subsidiaries for which no provision for U.S. income taxes or foreign withholding taxes has been made because it is expected that such earnings will be reinvested outside the U.S. indefinitely.  It is not practicable to determine the amount of the unrecognized deferred tax liability at this time.

Accounting for Uncertainty in Income Taxes

In addition to filing U.S. federal income tax returns with EchoStar, we file income tax returns in all states that impose an income tax. We also file income tax returns in the United Kingdom, Brazil, India and a number of other foreign jurisdictions. We generally are open to income tax examination in these foreign jurisdictions for taxable years beginning in 2003. As of December 31, 2016, we are currently being audited by the Indian tax authorities for fiscal years 2003 through 2012. We have no other on-going significant income tax examinations in process in our foreign jurisdictions.

A reconciliation of the beginning and ending amount of unrecognized income tax benefits is as follows:

	For the Years Ended December 31,
Unrecognized tax benefit	2016	2015	2014
	(In thousands)
Balance as of beginning of period	$3,508	$3,508	$3,632
Additions based on tax positions related to the current year	388	—	—
Additions based on tax positions related to prior years	3,161	—	—
Reductions based on tax positions related to prior years	—	—	(81)
Reductions based on tax settlements	—	—	(43)
Balance as of end of period	$7,057	$3,508	$3,508

As of December 31, 2016, we had $7.1 million of unrecognized income tax benefits, all of which, if recognized, would affect our effective tax rate.  As of December 31, 2015, we had $3.5 million of unrecognized income tax benefits, all of which, if recognized, would affect our effective tax rate.  We do not believe that the total amount of unrecognized income tax benefits will significantly increase or decrease within the next twelve months due to the lapse of statute of limitations or settlement with tax authorities.

For the years ended December 31, 2016, 2015 and 2014, our income tax provision included an insignificant amount of interest and penalties.

Estimates of our uncertain tax positions are made based upon prior experience and are updated in light of changes in facts and circumstances. However, due to the uncertain and complex application of tax regulations, it is possible that the ultimate resolution of audits may result in liabilities which could be materially different from these estimates. In such an event, we will record additional income tax provision or benefit in the period in which such resolution occurs.